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                                                                     EXHIBIT (j)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the reference to us under the heading "Investment Advisory and Other Services" in this Registration Statement on Form N-1A of Strategic Partners Series.


PricewaterhouseCoopers LLP
/s/ PricewaterhouseCoopers LLP
New York, New York
October 5, 2000